BAILARD, BIEHL & KAISER
                         INTERNATIONAL FUND GROUP, INC.


                             BAILARD, BIEHL & KAISER
                             INTERNATIONAL BOND FUND

                             BAILARD, BIEHL & KAISER
                            INTERNATIONAL EQUITY FUND


                                  ANNUAL REPORT
                               September 30, 2000


                           950 Tower Lane, Suite 1900
                              Foster City, CA 94404
                                 (800) 882-8383

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

         INTERNATIONAL BOND FUND

         Shareholder Letter                                   1
         Schedule of Investments                              3
         Financial Statements                                 7
         Notes to Financial Statements                       11

         INTERNATIONAL EQUITY FUND

         Shareholder Letter                                  16
         Schedule of Investments                             20
         Financial Statements                                31
         Notes to Financial Statements                       35

         REPORT OF INDEPENDENT ACCOUNTANTS                   39

November 30, 2000

Dear Shareholder:

We are pleased to present your September 30, 2000, Annual Shareholders' Report for the Bailard, Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.

PERFORMANCE AND MARKET REVIEW

Despite stronger economic growth and rising inflation pressure, European bond yields have remained relatively stable over the last year. For example, the yield on German Bunds has traded between 5.0% and 5.5%. Tighter monetary policy was welcomed by bond investors, as central bankers were perceived to be on top of inflationary pressures. Bond markets around the globe have been reassured by tighter central bank policy. Global bonds have also been supported by falling yields in the U.S. and volatility in equity prices. Volatility in equity markets has pulled some money away from stocks and into bonds. The growing budget surplus in the U.S. and shrinkage in the supply of debt issuance, helped drive U.S. yields lower and pulled foreign yields down as well.

For the year ending September 30, 2000, the Salomon Brothers World Government Bond Index fully hedged returned about 7.0%. Unfortunately, it was another bad year for the euro. In dollar terms, this index was down 7.86%. The euro slid from 1.05 a year ago to .90, a 15% decline.(1) Fortunately, we were overhedged the euro for most of the year and underweight euro denominated bonds. As a result, the Fund was off only 3.52%.(2)

MARKET OUTLOOK

If the global economy slows as expected, international bond yields should remain stable and drift a little bit lower. Should the global economy slow more than expected due to deteriorating equity prices, bond yields could fall much further. International bonds would be a good hedge against falling stock prices. Not only would yields fall, but foreign currencies should strengthen, as capital stays close to home. Given the huge U.S. trade deficit, the U.S. is very dependent on foreign capital flows. Anything that disrupts those flows would hurt the dollar and benefit holders of foreign assets.

Relative to U.S. government bonds international bonds are currently looking relatively more attractive. Both nominal and real yield spreads are moving in favor of European bonds. However, Japanese bond yields remain below 2.0% and are relatively unattractive. Despite the low yields, Japanese bonds have outperformed most bond markets due to a stronger currency. Japan continues to exhibit deflationary pressures and the economy remains stagnant. Until growth improves, and the economy begins to reflate, bond yields are likely to remain near current levels. Recently the yen has weakened and Japanese authorities appear willing to lean against a too strong yen. Without the benefit of further yen strength, Japanese bonds will be unattractive.

As of September 30th, the Fund was overweight in the UK, the Scandinavian countries, Canada and New Zealand. The Fund is underweight in Eurobonds due to currency concerns and underweight in Japan due to the low yield environment. The Fund has gradually moved to a less hedged position and is about 45% hedged.

You should have already received proxy materials outlining proposed changes to the Fund. Looking forward, the Fund intends to take on a more global perspective to the fixed income markets. Most significantly, the Fund will refocus its objective more squarely on U.S. dollar assets. The Fund will retain its ability to select among the world's markets and will have increased flexibility to employ some of the newer fixed income assets in an opportunistic fashion to both enhance return and manage risk. We are excited about these changes and encourage you return your proxy prior to December 13th.

We appreciate the opportunity too manage your international bond investments and look forward to continued success. If you have any questions, please call us at
(800) 882-8383.

Sincerely,


Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1)  The  performance  data  quoted   represents  past  performance  and  is  no
     indication of future results.

(2)  Total returns for  investment  periods ended  September 30, 2000: 3 months:
     0.14%; 6 months:  -1.87%;  12 months:  -3.52%; 5 years:  3.83%  annualized;
     since inception (10/1/90): 4.66% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                     Country of       Par Value
                                       Origin      (Local Currency)    Value
                                   --------------   -------------   ------------
FIXED INCOME SECURITIES (91.7%)

AUSTRALIAN DOLLAR (0.9%)
  KFW International Finance, Inc.
    9.125% 07/26/05                  Australia          1,000,000   $    590,327
                                                                    ------------
BRITISH POUND (9.1%)
  Glaxo Wellcome Plc
    8.750% 12/01/05                United Kingdom         800,000      1,300,710
  National Westminster Bank
    7.875% 09/09/15                United Kingdom       1,000,000      1,637,220
  Quebec Province
    8.625% 11/04/11                    Canada             600,000      1,017,566
  Tesco Plc
    7.500% 07/30/07                United Kingdom         300,000        465,634
  UK Treasury Bill
    8.500% 12/07/05                United Kingdom       1,000,000      1,669,407
                                                                    ------------
Total British Pound                                                    6,090,537
                                                                    ------------
CANADIAN DOLLARS (5.7%)
  Government of Canada
    7.250% 06/01/07                    Canada           1,500,000      1,078,383
  Government of Canada
    6.000% 06/01/08                    Canada           2,300,000      1,553,608
  Kingdom of Sweden
    8.000% 05/12/03                    Sweden             600,000        414,936
  Province of British Columbia
    7.750% 06/16/03                    Canada           1,150,000        798,840
                                                                    ------------
Total Canadian Dollar                                                  3,845,767
                                                                    ------------
DANISH KRONER (3.7%)
  Kingdom of Denmark
    9.000% 11/15/00                   Denmark           3,750,000        444,688
  Kingdom of Denmark
    8.000% 03/15/06                   Denmark          10,300,000      1,344,969
  Kingdom of Denmark
    6.000% 11/15/09                   Denmark           5,500,000        669,466
                                                                    ------------
Total Danish Kroner                                                    2,459,123
                                                                    ------------
EURO (44.8%)
  Eurohypo AG
    4.000% 04/27/09                   Germany           1,350,000      1,047,253
  European Investment Bank
    7.500% 11/04/02                   Germany           1,022,584        941,813

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000(CONTINUED)
--------------------------------------------------------------------------------

                                     Country of       Par Value
                                       Origin      (Local Currency)    Value
                                   --------------   -------------   ------------
EURO - CONTINUED
  Republic of Finland
    8.750% 10/17/01                    Finland          1,980,000   $  1,805,165
  Government of France (O.A.T)
    5.250% 04/25/08                    France           5,000,000      4,394,010
  Government of France
    4.500% 07/12/03                    France           1,600,714      1,391,367
  Government of France (O.A.T)
    5.500% 10/25/07                    France           1,372,041      1,224,169
  Government of France
    6.750% 10/25/03                    France           1,295,816      1,199,143
  Federal Republic of Germany
    6.000% 06/20/16                    Germany          4,422,584      4,184,184
  Republic of Germany
    6.500% 10/14/05                    Germany          4,300,000      4,011,765
  Republic of Italy
    6.250% 03/01/02                     Italy           2,000,000      1,789,531
  Republic of Italy
    7.250% 11/01/26                     Italy           2,500,000      2,588,378
  Republic of Italy
    8.750% 07/01/06                     Italy           2,000,000      2,036,792
  Government of Netherlands
    8.500% 03/15/01                  Netherlands        2,400,000      2,148,299
  Government of Netherlands
    5.500% 07/15/10                  Netherlands          750,000        668,580
  Kingdom of Spain
    4.750% 07/30/14                     Spain             750,000        604,984
                                                                    ------------
Total Euro                                                            30,035,433
                                                                    ------------
GERMAN MARK (2.3%)
  African Development Bank
    6.375% 10/31/02                Multi-National       2,211,000      1,011,704
  LKB Baden Wurttemburg
    6.625% 08/20/03                    Germany          1,100,000        509,304
                                                                    ------------
Total German Mark                                                      1,521,008
                                                                    ------------
GREEK DRACHMAS (1.3%)
  Republic of Hellenic
    8.600% 03/26/08                    Greece         300,000,000        900,643
                                                                    ------------
ITALIAN LIRA (2.5%)
  Abbey National Treasury
  Services Plc
    6.000% 08/08/02                United Kingdom   3,600,000,000      1,653,001
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000(CONTINUED)
--------------------------------------------------------------------------------

                                     Country of       Par Value
                                       Origin      (Local Currency)    Value
                                   --------------   -------------   ------------
JAPANESE YEN (12.0%)
  Asian Development Bank
    3.125% 06/29/05                    Japan          250,000,000   $  2,513,196
  International Bank For
  Reconstruction & Development
    4.750% 12/20/04                Multi-National     113,000,000      1,206,246
  Japan Development Bank
    6.500% 09/20/01                    Japan          158,000,000      1,544,974
  KFW International Finance, Inc.
    1.000% 12/20/04                United States      240,000,000      2,219,396
  Kingdom of Spain
    4.625% 07/22/04                    Spain           55,000,000        577,973
                                                                    ------------
Total Japanese Yen                                                     8,061,785
                                                                    ------------
NEW ZEALAND DOLLAR (1.6%)
  International Bank For
  Reconstruction & Development
    7.250% 04/09/01                Multi-National       1,250,000        507,828
  International Bank For
  Reconstruction & Development
    7.250% 05/27/03                Multi-National       1,400,000        571,803
                                                                    ------------
Total New Zealand Dollar                                               1,079,631
                                                                    ------------
NORWEGIAN KRONE (1.2%)
  Kingdom of Norway
    5.750% 11/30/04                    Norway           7,500,000        799,602
                                                                    ------------
POLISH ZLOTY (1.5%)
  International Bank For
  Reconstruction & Development
    13.000% 10/15/01               Multi-National       5,000,000      1,045,447
                                                                    ------------
SWEDISH KRONA (3.1%)
  Spintab AB
    7.500% 06/4/04                     Sweden           6,000,000        663,540
  Eksportfin
    6.875% 02/09/04                    Norway           2,600,000        280,265
  Kingdom of Sweden
    6.500% 10/25/06                    Sweden          10,000,000      1,108,888
                                                                    ------------
Total Swedish Krona                                                    2,052,693
                                                                    ------------
SWISS FRANC (0.5%)
  Inter-American
  Development Bank
    7.250% 01/21/02                Multi-National         600,000        360,835
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                     Country of       Par Value
                                       Origin      (Local Currency)    Value
                                   --------------   -------------   ------------
UNITED STATES DOLLAR (1.5%)
  United States Treasury Notes
    4.250% 01/15/10                United States        1,000,000   $  1,021,875
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
  (Identified Cost $71,009,560)                                       61,517,707
                                                                    ------------
SHORT-TERM INVESTMENTS (3.0%)
  Mexican Cetes Treasury Bill
    0.000% 01/25/01
  (Identified Cost $2,024,205)        Mexico           20,000,000      2,009,742
                                                                    ------------
TOTAL INVESTMENTS (94.7%)
  (IDENTIFIED COST $73,033,765)                                       63,527,449

OTHER ASSETS AND LIABILITIES (5.3%)                                    3,546,776
                                                                    ------------
NET ASSETS 100.0%                                                   $ 67,074,225
                                                                    ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $73,033,765)                                                      $ 63,527,449
Cash                                                                                    1,419,296
Unrealized gain on forward currency contracts open (Note 5)                               347,365
Receivables:
  Interest and recoverable foreign taxes receivable                                     1,930,776
Prepaid expenses                                                                            8,536
                                                                                     ------------

  Total assets                                                                         67,233,422
                                                                                     ------------
LIABILITIES

Advisory fees payable (Note 3)                                                             40,259
Accrued expenses                                                                          118,938
                                                                                     ------------

  Total liabilities                                                                       159,197
                                                                                     ------------
Net assets (equivalent to $7.34 per share of no par value capital stock, representing the offering and redemption price for
 9,134,663 shares outstanding, 100,000,000 shares authorized)                        $ 67,074,225
                                                                                     ============
Net assets consist of:
  Capital paid in                                                                    $ 89,013,214
  Accumulated net investment income                                                     3,437,751
  Accumulated net realized loss on investments and foreign
   currency transactions                                                              (16,111,545)
  Unrealized appreciation (depreciation) on:
    Investments                                                      $ (9,506,316)
    Foreign currency                                                      241,121      (9,265,195)
                                                                     ------------    ------------

                                                                                     $ 67,074,225
                                                                                     ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest (inclusive of foreign taxes
    recovered of $17,956)                                          $  3,712,019

EXPENSES
  Advisory fees (See Note 3)                       $    556,934
  Custodian fees                                        138,081
  Audit fees                                             62,290
  Transfer agent fees                                    45,789
  Administrative fees                                    32,500
  Director fees and expenses (See Note 3)                21,425
  Legal fees                                             15,500
  Registration expense                                   14,009
  Report to shareholders                                  3,372
  Insurance expense                                       2,097
  Miscellaneous expenses                                 10,245
                                                   ------------
      Total expenses                                                    902,242
                                                                   ------------

      Net investment income                                           2,809,777
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
  Net realized loss on investments                                     (478,577)
  Net unrealized loss on investments                                 (7,908,054)
                                                                   ------------

      Net loss on investments                                        (8,386,631)
                                                                   ------------

  Net realized gain on foreign currency                               2,200,750
  Net unrealized gain on foreign currency and
   foreign currency denominated assets and liabilities                  839,842
                                                                   ------------

      Net gain on foreign currency                                    3,040,592
                                                                   ------------

      Net loss on investments and foreign currency                   (5,346,039)
                                                                   ------------

  Net decrease in net assets resulting from operations             $ (2,536,262)
                                                                   ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        For the Year Ended       For the Year Ended
INCREASE (DECREASE) IN NET ASSETS                       September 30, 2000       September 30, 1999
                                                        ------------------       ------------------
Operations:
  Net investment income                                    $  2,809,777             $  2,420,853
  Net realized gain (loss) on investments                      (478,577)               1,154,631
  Net unrealized loss on investments                         (7,908,054)              (4,040,080)
  Net realized gain (loss) on foreign currency                2,200,750                 (217,507)
  Net unrealized gain on foreign currency and foreign
   currency denominated assets and liabilities                  839,842                  363,589
                                                           ------------             ------------

  Net decrease resulting from operations                     (2,536,262)                (318,514)
                                                           ------------             ------------
Distributions to shareholders:
  From net investment income                                 (2,538,220)                (619,641)
                                                           ------------             ------------
Fund share transactions:
  Proceeds from shares sold                                   7,982,863               28,939,379
  Net asset value of shares issued on
    reinvestment of distributions                               405,569                  479,578
  Cost of shares redeemed                                   (15,430,463)              (4,318,428)
                                                           ------------             ------------
  Net increase (decrease) resulting from
    Fund share transactions                                  (7,042,031)              25,100,529
                                                           ------------             ------------

  Net increase (decrease)                                   (12,116,513)              24,162,374

NET ASSETS
  Beginning of year                                          79,190,738               55,028,364
                                                           ------------             ------------
  End of year (including accumulated net investment
   income of $3,437,751 and $589,956, respectively)        $ 67,074,225             $ 79,190,738
                                                           ============             ============
NUMBER OF FUND SHARES
  Sold                                                        1,062,130                3,692,507
  Issued on reinvestment of distributions                        51,996                   59,828
  Redeemed                                                   (2,073,123)                (543,571)
                                                           ------------             ------------

  Net increase (decrease)                                      (958,997)               3,208,764
                                                           ============             ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                      For the Year Ended September 30,
                                             --------------------------------------------------
                                             2000(1)    1999(1)    1998(1)    1997(1)     1996
                                             ------     ------     ------     ------     ------
Net Asset Value, Beginning of Year           $ 7.85     $ 7.99     $ 8.20     $ 8.38     $ 8.78
                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income                        0.29       0.34       0.25       0.42       0.59

  Net Realized/Unrealized Gain (Loss) on
    Securities and Foreign Currency           (0.55)     (0.39)      0.40       0.04       0.16
                                             ------     ------     ------     ------     ------

Total from Investment Operations              (0.26)     (0.05)      0.65       0.46       0.75
                                             ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:

  Net Investment Income                       (0.25)     (0.09)     (0.86)     (0.17)     (0.45)
  For Tax Purposes in Excess of Book
    Net Investment Income                        --         --         --      (0.47)     (0.70)
                                             ------     ------     ------     ------     ------

Total Distributions                           (0.25)     (0.09)     (0.86)     (0.64)     (1.15)
                                             ------     ------     ------     ------     ------

Net Asset Value, End of Year                 $ 7.34     $ 7.85     $ 7.99     $ 8.20     $ 8.38
                                             ======     ======     ======     ======     ======
TOTAL RETURN                                  (3.52%)    (0.65%)     8.75%      5.75%      9.32%

RATIOS/SUPPLEMENTAL DATA:

  Net Assets, End of Year (millions)         $67.1      $79.2      $55.0      $51.9      $65.4

  Ratio of Expenses to Average Net Assets:
    Before Expenses Paid Indirectly            1.22%      1.26%      1.33%      1.35%      1.22%
    After Expenses Paid Indirectly             1.22%      1.26%      1.26%      1.35%      1.22%

  Ratio of Net Investment Income to
    Average Net Assets                         3.79%      4.03%      4.63%      4.72%      5.41%

  Portfolio Turnover Rate                        34%        31%        40%        33%        61%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION

Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

At September 30, 2000, the Fund had a capital loss carryforward of $15,850,028, of which $15,257,486 and $592,542 will expire on September 30th of the years 2003 and 2008, respectively. The Fund does not intend to make any capital gains distributions until the capital loss carryforwards have been extinguished.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gain and net foreign currency gain realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incur between November 1st and the end of its fiscal year. The Fund has incurred capital losses of $261,524 and will elect to defer such losses.

At the end of each year, capital paid in, accumulated net investment loss and accumulated net realized loss on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment loss and accumulated net realized loss on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $21,815,435 and $23,064,497, respectively. Purchases of U.S.
Government obligations aggregated $1,046,389 and there were no sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

As approved by the Board of Directors, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the year ended September 30, 2000.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) on September 30, 2000, based on a cost of $74,979,189 for federal income tax purposes, is as follows:

          Gross unrealized appreciation                  $    765,042
          Gross unrealized depreciation                   (12,216,782)
                                                         ------------

          Net unrealized depreciation                    $(11,451,740)
                                                         ============

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2000 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized gain on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 2000 are as follows:

    Currency              Currency      Delivery           Unrealized
   Receivable           Deliverable       Date     Appreciation/(Depreciation)
   ----------           -----------       ----     ---------------------------
   $1,173,977    SEK     10,439,000     10/19/00           $  88,394
      510,896    GRD    185,910,000     10/26/00              27,356
      445,166    NOK      3,908,250     10/26/00              14,742
      404,405    NZD        951,475     11/07/00              17,184
    4,460,685    EUR      5,127,814     11/13/00             (75,175)
      495,422    AUD        850,000     11/17/00              34,790
    8,477,474    EUR      9,245,800     11/17/00             297,391
      938,509    GBP        622,312     11/17/00              17,391
    4,403,888    JPY    473,418,000     11/17/00             (14,901)
      356,832    NZD        796,020     11/17/00              32,860
    2,462,587    GBP      1,752,270     11/20/00            (131,168)
    1,051,921    CAD      1,558,000     11/22/00              14,824
      765,022    DKK      6,488,156     11/27/00              (3,653)
      636,200    DKK      5,304,000     11/30/00               7,771
      911,354    SEK      8,548,500     11/30/00              19,559
                                                           ---------

             Net Unrealized Appreciation                   $ 347,365
                                                           =========

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                                CURRENCY LEGEND:

AUD - Australian Dollar             JPY - Japanese Yen
CAD - Canadian Dollar               NOK - Norwegian Kroner
DKK - Danish Kroner                 NZD - New Zealand Dollar
EUR - Euro                          SEK - Swedish Krona
GBP - British Sterling
GRD - Greek Drachma

                                   (UNAUDITED)
                 CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT
                      OCTOBER 1, 1990 - SEPTEMBER 30, 2000


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          BB&K Int'l        Salomon Bros.              Salomon Bros.        Salomon Bros.
          Bond Fund    Non-US WGBI 10 (Hedged)   Non-US WGBI (50% Hedged)    WGBI (US$)
          ---------    -----------------------   ------------------------    ----------
Sep-90      10,000             10,000                     10,000               10,000
Sep-91      11,011             11,409                     11,451               11,505
Sep-92      12,381             12,338                     13,246               13,610
Sep-93      13,564             13,811                     14,555               14,853
Sep-94      11,136             13,568                     14,830               15,122
Sep-95      13,066             15,648                     17,308               17,569
Sep-96      14,284             17,543                     18,698               18,307
Sep-97      15,105             19,690                     19,742               18,748
Sep-98      16,427             22,473                     22,140               20,918
Sep-99      16,342             23,132                     22,580               21,019
Sep-00      15,747             24,777                     22,437               20,199

                          AVERAGE ANNUAL TOTAL RETURN *

               1 Year         5 Year          Since Inception
               ------         ------          ---------------
               -3.52%         3.83%                4.66%

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund since October 1, 1990. The graph shows the cumulative return of the Bailard, Biehl & Kaiser International Bond Fund and the Salomon Brothers World Government 10 country, non-U.S. bond index, fully hedged. The index, which measures the performance of the government bonds of ten countries, is given on a fully hedged basis. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund would have grown to $15,747 by September 30, 2000.

----------
* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through September 30, 1993. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

November 30, 2000

Dear Shareholder,

We are pleased to present the Bailard, Biehl & Kaiser International Equity Fund Annual Shareholders' Report for the year ending September 30, 2000.

FUND PERFORMANCE AND MARKET OVERVIEW

The past year has been one of the most raucous ever in world equity markets. In the fourth quarter of 1999 shares worldwide rose to precipitous heights, well past the outer bounds of justifiable valuations. When feared Y2K disruptions did not occur, markets glided higher still, stretching valuations to the breaking point in March 2000. Since then, valuations have returned to somewhat less breathtaking levels, with nearly all equities markets worldwide down for the year to date. The Bailard, Biehl & Kaiser International Equity Fund returned 6.10% from September 30, 1999 through September 30, 2000.1 This return well exceeded our international equity benchmark.

Shares in technology, media, and telecommunications (collectively "TMT") companies paced both the worldwide advance and decline in share prices. Up until March of this year, investors continued to favor TMT shares to the exclusion of nearly everything else. Through the 2nd calendar quarter, investors shunned TMT. More recently, investors have been rapidly shifting their bets between "new economy" and "old economy" issues. This continuing debate has contributed to the notable intraday volatility of late.

Crude oil prices soared to a multi-year high in March, before retracing their gain briefly into April. Rising oil prices caused the most damage to world markets in the third quarter as prices rose again, peaking in September at triple the level of two years before. These fluctuations brought gains to economies of net oil producers and losses to the economies of net oil consumers.

In the Fund, our quantitative stock selection and country selection both added value, with country selection producing the more consistent gains.

EUROPE

Developed Europe performed very well in local currency terms during the past 12-month period, but returns were considerably less impressive in dollar terms. Europe as a whole benefited from an improving economic picture, with healthy reflation, stronger GDP growth, and a pickup in industrial production. Corporate profits were also on the rise. Considerable consolidation benefited the telecom, finance, and healthcare sectors.

European TMT's gained as these stocks soared worldwide, but also suffered in the second and third quarters of this year from correlation with the U.S. technology decline and the perception of overbidding for spectrum licenses by wireless telecommunications providers. This happened in Sweden and Finland, home to telecom giants Ericsson and Nokia.

The dollar rose on capital flows from Europe to the U.S. by both portfolio investors and European companies making large strategic acquisitions in the U.S. Although the dollar also gained against other currencies, the spotlight was on the euro, which has trended steeply downward since its introduction in January 1999. Over the last 12 months, the euro lost 17.1% versus the dollar and 15.8% against the yen. Thanks to a healthy trade surplus, the yen has held its own against the dollar. The British pound lost 10.2% against the dollar.2

Currency declines similar to those of their Euroland neighbors pared back dollar returns for investors in Sweden, Denmark, and Norway. Norway did well in local terms due its hefty oil sector.

Our country selection in Europe added value, primarily through an overweight in Finland, one of the best-performing markets for the 12-month period. Stock selection in the region was mixed. Selections in France and Finland added value whereas German and Spanish picks detracted from Fund performance.

JAPAN AND ASIA

Japan's market hit 18-month lows in the third quarter of 1999, despite upward revisions in growth expectations. The Japanese economy shrank during the fourth quarter of last year, technically putting the country back into recession. Industrial production numbers have remained strong, however, and Japan's impressive trade surplus has continued to support the yen. The yen remained in the range of 101 to 112 yen per dollar throughout the year.

Hong Kong performed better than other developed markets in the region, helped by its heavy technology orientation, strong economic growth numbers, and China's agreement with the World Trade Organization.

Emerging Asia was the worst performing region over the year, falling ten percent in dollar terms. The energy intensiveness of many of the region's economies weakened their attractiveness as oil prices soared. Political crises heightened investor risk aversion, and funds flowed out of the least developed markets.

Taiwan's poor performance versus other technology-driven markets was attributable to political tensions with China, which increased with the election of a pro-independence president, and to the instability of the new government's relationship with the leading opposition party. The result was a 9.1%2 loss over the year.

The thaw in North-South Korean relations, GDP growth, and optimism over restructuring efforts of the big CHAEBOLS substantially boosted sentiment and share prices in Korean equities well ahead as of early July 2000. Gains were erased and reversed in the third quarter, however, when equities fell on Korea's economic dependence on out-of-favor semiconductor manufacturing.

Indonesia, Thailand, and the Philippines were among the world's worst performing markets. A weakening economy, political instability, religious violence, and a falling currency hurt Indonesian shares. Share prices in Thailand suffered from currency uncertainty, with heavy selling by foreign investors impatient for quicker action in dealing with the country's bad debts. The equity market of the Philippines was abandoned outright by foreign investors in the wake of a stock scandal that raised doubts about the fairness and transparency of the stock exchange. A further scandal involving President Estrada only made matters worse.

Significant outperformance from stock selection in Hong Kong, thanks to emphasis on certain electronics, wireless telecom, and software companies, was offset by inopportune selection in Korea. Overexposure to Japan hurt Fund performance owing to big share price declines among the country's large-cap and export-oriented companies.

AMERICAS

The combination of a booming U.S. economy, gains in technology stocks such as Nortel Networks and BCE, and profits from natural resource exports generously rewarded investors in Canada. Canada was the single best-performing market for dollar-based investors this year, producing a 56.3%2 in U.S. dollar terms, a remarkable return coming from a developed market.

Rising oil prices and an investment-grade debt rating from Moody's boosted the Mexican market, while better than expected economic results helped Brazil. A booming U.S. economy also helped both perform well.

Country selection in the Americas was modestly beneficial, while stock selection in Canada added significant value thanks to overweighting the big telecom highfliers. This region was responsible for well over 1% of value added to the annual return of the Fund.

EMERGING EUROPE

Most countries in emerging Europe fared poorly last year, the notable exception being Russia, a net exporter of oil. Russia's oil & commodities-linked equities market soared to give the best performance worldwide. Russian stocks rose on the strength in oil prices and on signs of greater political stability under the Putin presidency.

For the first half of our fiscal year, Turkey's market cheered the government's progress on its reform and privatization programs as well as the country's potential membership in the European Union. Turkey gave back much of its phenomenal gains in the second and third quarters, and its currency shed 31% of its value. Nonetheless, dollar-based investors ended the year ahead 28%.2

Israel soared on a technology boom. The Polish market was also up slightly, led higher by the country's burgeoning software industry.

Turkey was a significant source of added value for the Fund, thanks to an overweight position and favorable stock selection. A de-emphasis on most of emerging Europe returned a small positive for a region which is rather small in economic terms. In Russia, however, we remained underweight too long.

MARKET OUTLOOK AND INVESTMENT STRATEGY

The strong dollar has enhanced the attractiveness of many international stocks from a valuation perspective. Going forward, we will continue to monitor market indicators to determine when and where such valuation advantages will be rewarded. In Asia, market valuations hinge on political issues and dependence on technology exports. Worldwide, the price of oil and the reinvestment of petrodollars will continue to create winners and losers on a country-by-country basis.

At this writing, our models prefer the smaller markets of Scandinavia, Canada and Italy over Japan and the UK; in Asia, Korea and Hong Kong remain the most attractive markets; and in Latin America, Brazilian shares are preferred over Mexican. The Russian market will continue to benefit if oil prices rise.

We appreciate your continued support of the Bailard Biehl & Kaiser International Equity Fund. As always, if you have any questions concerning the Fund, please do not hesitate to call us at 1-800-882-8383.

Sincerely,


Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1)  Total returns for  investment  periods ended  September 30, 2000: 3 months:
     -7.72%; 6 months: -14.89%; 12 months: 6.10%; 5 years: 9.43% annualized;  10 years: 6.65% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The  performance  data  quoted   represents  past  performance  and  is  no
     indication of future results.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                          SHARES         VALUE
                                                          ------         -----
      EQUITY SECURITIES (97.0%)

I.    ARGENTINA (0.5%)

      Banco De Galicia y Buenos Aires Spns'd ADR             5,300   $   62,275
    * Grupo Financiero Galicia SA                          116,625      177,376
      Pecom Energia SA                                      38,000      144,487
      Siderar SA A Shares                                   59,900      176,212
      Telecom Argentina                                      7,800      168,675
                                                                     ----------
      Total Argentina                                                   729,025
                                                                     ----------
II.   AUSTRALIA (1.6%)

      Australia & New Zealand Bank                          28,000      201,370
      Broken Hill Proprietary Ltd.                          15,000      155,560
      Commonwealth Bank of Australia                        21,750      325,092
      ERG (Energy Research Group) Ltd.                      27,000      129,403
      Jupiters Ltd.                                         80,000      137,770
      Macquarie Bank Ltd.                                   13,000      197,687
      News Corporation Ltd. (The)                           45,268      637,387
    * Orbital Engine Corp.                                 125,000      117,787
      Qantas Airways Ltd.                                   60,000      115,578
      QBE Insurance Group Ltd.                              28,000      132,680
      Telstra Corp.                                         65,000      212,613
      Woodside Petroleum                                    15,000      111,248
                                                                     ----------
      Total Australia                                                 2,474,175
                                                                     ----------
IV.   BRAZIL (2.3%)

      Acucarv GDR                                            7,800      290,063
    * Banco Bradesco SA                                 30,600,000      253,093
      BCO Estado Sao Paulo Pfd.                          3,700,000      108,293
    * Bradespar SA Pfd.                                 30,600,000       20,234
      Brasil Telecom Part SA ADR                             1,000       58,250
      Centrais Eletricas Pfd. B ADR                         16,000      164,000
      CIA Paranense de Energy Copel                     16,530,000      147,829
      CIA Vale Do Rio Doce ADR                               7,100      179,719
      Companhia De Bebidas ADR                               2,600       57,525
      Eletropaulo Metropolitana                          1,900,000      113,804
      Gerdau SA Pfd.                                     4,400,000       56,401
    * Globo Cabo SA                                          6,700       89,613

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES         VALUE
                                                          ------         -----
      BRAZIL - CONTINUED

      Itaubanco Pfd.                                     3,100,000   $   275,556
      Lojas Americanas SA                               30,600,000        81,268
    * Petrobras ADR                                         17,800       511,194
    * Telebras Holders Pfd. ADR                              6,200       490,575
  # * Telebras ADR                                           5,500            86
      Telecomunicacoes De Sao Paulo SA                       6,200        96,875
      Telenorte Leste Prtcp ADR                             11,578       264,847
  + * Telesp Celular ADR, Rights 10/2/00                       248            --
    * Telesudeste Celular Spns'd ADR                         1,240        26,040
      Unibanco Holdings                                      6,700       221,100
                                                                      ----------
      Total Brazil                                                     3,506,365
                                                                      ----------
V.    CANADA (4.7%)

      Alberta Energy Ltd.                                   11,600       481,470
    * Ballard Power Systems, Inc.                            6,500       713,030
      Bombardier, Inc. Class B                              16,000       276,485
    * Crestar Energy, Inc.                                  15,000       249,236
      Imperial Oil Ltd.                                      6,000       156,420
    * Methanex Corp.                                       155,000       762,329
      National Bank of Canada Montreal                      29,900       472,963
      Nortel Networks Corp.                                 43,422     2,586,323
      Quebecor, Inc. Class B                                19,400       453,861
      Toronto Dominion Bank                                  5,000       146,883
      Toronto Dominion Bank Ontario                         10,000       295,000
    * Westport Innovations, Inc.                            50,000       639,705
                                                                      ----------
      Total Canada                                                     7,233,705
                                                                      ----------
VI.   DENMARK (1.2%)

      Den Danske Bank AF                                     2,810       356,975
      Falck AS                                               1,100       160,039
      Novo-Nordisk AS                                        1,848       409,855
      Tele Denmark AS Class B                                7,452       409,877
      Vestas Wind Systems                                    4,250       217,170
      William Demant Holdings                                5,000       235,977
                                                                      ----------
      Total Denmark                                                    1,789,893
                                                                      ----------
VII.  FINLAND (2.4%)

      Nokia Class A ADR                                     93,400     3,718,488
                                                                      ----------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES         VALUE
                                                          ------         -----
VIII. FRANCE (11.9%)

      Alcatel                                               41,000   $ 2,623,083
      Aventis SA                                             7,000       525,058
      AXA SA                                                10,400     1,358,267
      BNP Paribas                                           20,990     1,850,410
      Banque National De Paris Wts. (Ex. 7/15/02)            3,900        19,961
      Eura France                                              661       373,312
      France Telecom SA                                     20,000     2,142,589
      Havas Advertising                                     60,000       947,751
      L'Oreal                                                8,000       620,892
      Peugeot SA                                             3,510       623,506
      Sanofi Synthelabo                                     24,000     1,289,789
      Scor                                                   6,000       262,088
      Societe Nationale Elf Aquitaine                       10,480     1,586,045
      STMicroelectronics NV                                 20,000       980,402
      TV Francaise                                          25,000     1,433,981
      Total Fina Elf                                         7,500     1,097,326
      Vivendi                                                7,000       520,116
                                                                      ----------
      Total France                                                    18,254,576
                                                                      ----------
IX.   GERMANY (5.4%)

      Alliance AG                                            3,229     1,058,564
      BASF AG                                               23,500       830,540
      Daimlerchrysler AG                                    17,200       766,951
      Deutsche Bank AG                                       7,500       622,127
      Deutsche Telekom AG                                   40,000     1,373,092
      Karstadt Quelle AG                                    20,000       645,953
      Marsscholleck & Lauten Non Voting Pfd.                 6,360       951,299
      SAP AG Pfd.                                            3,300       809,560
      Siemens AG                                             9,500     1,221,862
                                                                      ----------
      Total Germany                                                    8,279,948
                                                                      ----------
X.    GREECE (0.4%)

      Hellenic Telecom Organ GRD                            15,480       296,341
      National Bank of Greece                                7,470       307,571
                                                                      ----------
      Total Greece                                                       603,912
                                                                      ----------
XI.   HONG KONG / CHINA (4.3%)

      Cathay Pacific Airways                               310,000       568,563
    * China Mobile (Hong Kong) Ltd.                        170,000     1,133,791
      Dah Sing Financial Services                          100,200       489,636
      Dao Heng Bank                                         75,000       371,304

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES         VALUE
                                                          ------         -----
      HONG KONG / CHINA - CONTINUED

      Giordano International Ltd.                          600,000    $  348,218
      HSBC Holdings Plc                                     23,200       325,824
      Hutchison Whampoa                                     50,500       670,367
      Legend Holders Ltd.                                1,014,000       962,389
      Sun Hung Kai Properties                              100,000       942,688
      Swire Pacific                                        120,000       747,994
                                                                      ----------
      Total Hong Kong / China                                          6,560,774
                                                                      ----------
XII.  INDIA (0.0%)

      Videsh Sanchar Nigam GDR 144A**                        5,750        47,150
                                                                      ----------
XIII. INDONESIA (0.0%)

    * PT Lippo Bank Tbk Ctf Of Entilmt                   5,580,000            --
    * PT Lippo Bank Tbk Wts. (Exp. 04/15/02)             5,580,000            --
                                                                      ----------
      Total Indonesia                                                         --
                                                                      ----------
XIV.  IRELAND (0.2%)

      Bank of Ireland                                       20,364       162,810
      CRH Plc                                                7,000       111,436
      Eircom Plc                                            15,000        33,357
      Smurfit (Jefferson) Plc                               30,000        52,682
                                                                      ----------
      Total Ireland                                                      360,285
                                                                      ----------
XV.   ISRAEL (0.5%)

      Bank Hapoalim                                         50,700       155,477
    * DSP Group, Inc.                                        4,800       179,400
      Elbit Computers Ltd. ADR                              16,900       154,213
    * Gilat Satellite Networks Ltd. ADR                      2,800       215,250
    * Nice Systems Ltd. Spns'd ADR                           1,500       108,000
                                                                      ----------
      Total Israel                                                       812,340
                                                                      ----------
XVI.  ITALY (3.0%)

      Acea SpA                                              23,000       321,088
      Arnoldo Mondadori Editore                             20,000       237,909
      Assicurazione Generali                                10,528       338,636
      ENI SpA                                              125,000       661,838
      Fiat SpA                                               8,000       186,515
      Mediolanum SpA                                        21,000       356,916

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                          ------        -----
        ITALY - CONTINUED

        Sanpaolo Imi                                        70,000    $1,137,831
        Telecom Italia Mobile SpA                           75,500       610,285
        Telecom Italia SpA                                  55,000       584,358
        Telecom Italia SpA Non Conv                         24,139       131,643
                                                                      ----------
        Total Italy                                                    4,567,019
                                                                      ----------
XVII.   JAPAN (20.2%)

        77th Bank                                          115,000       859,893
        Bank of Tokyo-Mitsubishi                            60,000       709,050
        Belluna Co. Ltd.                                    23,000       851,379
        Canon, Inc.                                         30,000     1,329,817
        Daiichi Pharmaceutical                              36,000       914,492
        Daiwa Securities Group, Inc.                       155,000     1,817,370
        Disco Corp.                                          5,000       666,759
        Fast Retailing Co. Ltd.                              4,000       810,660
        Furukawa Electric Co. Ltd.                          30,000       828,706
        Honda Motor Co.                                     28,000     1,031,279
        Konami Co.                                          20,000     1,650,935
        Kyocera Corp.                                        8,000     1,221,544
        Mitsui Chemicals                                    90,000       400,611
        Murata Manufacturing                                10,000     1,378,864
        NEC Corp.                                           30,000       681,566
        Nintendo Co.                                         5,000       912,919
        NTT Docomo, Inc.                                       140     4,016,287
        Rohm Co.                                             3,000       822,043
        Sankyo Co. Ltd.                                     50,000     1,112,808
        Sanyo Electric Co.                                 180,000     1,582,454
        Sony Corp.                                          21,000     2,129,928
        Tokyo Electronics                                   10,000       906,904
        Tokyo Seimitsu Co. Ltd.                             10,000     1,045,715
        Tostem Corp.                                        53,000       740,607
        Toyota Motor Corp.                                  41,000     1,620,118
      * Trend Micro, Inc.                                    6,000       805,663
                                                                      ----------
        Total Japan                                                   30,848,371
                                                                      ----------
XVIII.  MALAYSIA (0.2%)

        Public Bank Berhad                                  80,000        65,684
        Tenaga Nasional                                     81,000       240,868
                                                                      ----------
        Total Malaysia                                                   306,552
                                                                      ----------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                          ------        -----
XIX.    MEXICO (1.0%)

      * Banacci                                             25,000   $   114,623
      * Carso Global Telecom                                78,904       191,328
        Cemex SA ADR                                         4,480        89,880
        Femsaubd                                            21,900        85,105
      * Grupo Telavisa GDR 144A**                            4,550       262,478
        Telefonos de Mexico Series L ADR                    14,300       760,581
                                                                      ----------
        Total Mexico                                                   1,503,995
                                                                      ----------
XX.     NETHERLANDS (5.8%)

        ABN Amro Holdings                                   33,000       768,790
      * ASM Lithography Holdings NV                         13,500       447,932
        Axxicon Group NV                                    24,300       392,417
        DSM NV                                              11,000       318,000
        Fortis (NL) NV                                      20,000       612,420
        Getronics NV                                        12,000       120,507
        ING Groep NV                                        25,050     1,668,513
        Koninklijke KPN NV                                  17,118       372,811
        OCE NV                                              11,000       174,725
        Philips Electronics NV                              34,920     1,502,855
        Royal Dutch Petroleum                               37,000     2,236,243
        Vendex KBB NV                                       15,000       203,449
                                                                      ----------
        Total Netherlands                                              8,818,662
                                                                      ----------
XXI.    NEW ZEALAND (0.3%)

        Fletcher Challenge Energy                           25,000        88,414
        Telecom Corp. of New Zealand                       120,000       298,534
        Tranz Rail Holdings Ltd.                            50,000        76,219
                                                                      ----------
        Total New Zealand                                                463,167
                                                                      ----------
XXII.   NORWAY (0.4%)

        Christiana Bank                                     20,000       106,407
        Kvaerner Industrier                                  4,000        37,892
        Norsk Hydro AS                                       6,000       251,147
      * Petroleum Geo Service                                3,500        59,372
        Tomra Systems AG                                     2,700        88,777
                                                                      ----------
        Total Norway                                                     543,595
                                                                      ----------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                          ------        -----
XXIII.     POLAND (0.3%)

      * Agora                                                5,600   $   108,843
      * Computerland Poland SA                               4,000        98,836
      * KGHM Polska Midez SA                                35,000       221,609
        Telekomunikacja Polska SA                           20,000       102,807
                                                                      ----------
           Total Poland                                                  532,095
                                                                      ----------
XXIV.      PORTUGAL (1.3%)

        Banco Commercial Portuguese                         40,000       210,023
      * Banco Espirito Santo                                20,700       328,801
      * Brisa Auto Estrada                                  20,000       166,253
      * Cimpor Cimentos Portugal SA                         10,000       228,996
      * Electricidade De Portugal                          150,000       473,876
      * Mundial Confianca                                    3,000       145,631
        Portugal Telecom SA                                 43,000       442,063
                                                                      ----------
        Total Portugal                                                 1,995,643
                                                                      ----------
XXV.    REPUBLIC OF KOREA (0.3%)

      * Hankuk Electric Glass Co.                            1,500        84,742
        Hyundai Motor                                        4,000        52,011
        Korean Air Lines                                     6,600        40,246
        Pohang Iron & Steel                                  1,000        74,429
        Samsung Electronics                                    500        90,571
        Shinhan Bank                                         8,500        95,278
                                                                      ----------
        Total Republic of Korea                                          437,277
                                                                      ----------
XXVI.   RUSSIA (1.1%)

        AO Mosenergo Spns'd ADR                             36,000       130,860
      * Lukoil Oil Co. Spns'd ADR                            9,200       527,850
        RAO Unified Energy System ADR                       24,100       331,255
        Rostelecom Long Distance &
          International Telephone ADR                       11,600       102,225
        Surgutneftegaz Sponsored ADR                        35,000       512,750
      * Vimpel Communications ADR                            3,300        63,731
                                                                      ----------
        Total Russia                                                   1,668,671
                                                                      ----------
XXVII.  SINGAPORE (0.9%)

        DBS Group Holdings Ltd.                             10,424       115,004
        DBS Land Ord.                                       98,000       149,790

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                          ------        -----
        SINGAPORE - CONTINUED

        Keppel Corp.                                        65,000   $   132,219
        Omni Industries Ltd.                                95,000       150,118
        Robinson & Co.                                      63,000       181,003
        Singapore Airlines Ltd. (Fgn. Reg'd.)               40,000       379,245
        United Overseas Bank                                42,240       303,396
      * United Overseas Land Wts. (05/28/01)                10,000           632
                                                                      ----------
        Total Singapore                                                1,411,407
                                                                      ----------
XXVIII. SOUTH AFRICA (0.7%)

        Anglogold Ltd.                                       2,000        74,228
        Anglo American Corp. Plc                             5,100       269,796
        Billiton Plc                                        30,000       106,356
        Impala Platinum Holdings Ltd.                        4,000       172,940
        Sappi Ltd.                                           9,000        66,680
        Sasol Ltd.                                          20,000       157,873
        Standard Bank Investment Corp.                      55,000       211,363
                                                                      ----------
        Total South Africa                                             1,059,236
                                                                      ----------
XXIX.   SPAIN (2.7%)

        Aumar (Aut Del Mar)                                 30,000       457,991
        Banco Bilbao Vizcaya Argentina                      81,666     1,233,773
        Banco Popular Espanol                               10,000       306,651
        NH Hoteles SA                                       25,000       292,312
        Repsol SA                                           21,000       386,381
        Telefonica De Espana                                43,749       866,712
        Union Electrica Fenosa                              30,000       540,324
                                                                      ----------
        Total Spain                                                    4,084,144
                                                                      ----------
XXX.    SWEDEN (3.5%)

        Electrolux AB Series B Free                         30,000       376,830
        Ericsson (LM) Telecom Co. Series B Free            100,000     1,520,814
        Ericsson (LM) Telecom Co. ADR                       77,200     1,143,525
        Hennes & Mauritz B Free                             13,000       260,459
      * Netcom Systems AB B                                  5,000       256,410
        SKF AB                                              12,000       155,715
        Sandvik AB Series B                                 10,000       200,872
        Skandia Forsakrings AB                              20,000       396,553
        Svenska Handelsbanken Series A                      65,600     1,055,538
                                                                      ----------
        Total Sweden                                                   5,366,716
                                                                      ----------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------        -----
XXXI.   SWITZERLAND (1.7%)

        Abb Ltd.                                             1,000        97,200
        Credit Suisse Group                                  1,400       261,629
      * Givaudan AG                                             30         7,768
      * Kudelski SA                                            300       459,095
        Nestle AG                                              200       416,570
        Novartis AG                                            220       337,306
        Roche Holdings Genusscheine                             30       263,828
        Swisscom AG Ittigen                                    750       183,768
        Ubs AG                                               2,200       292,756
        Zurich Allied                                          550       254,253
                                                                      ----------
        Total Switzerland                                              2,574,173
                                                                      ----------
XXXII.  TAIWAN (0.5%)

      * Macronix International Co.                          56,500        89,989
      * Via Technologies, Inc.                              60,000       633,897
                                                                      ----------
        Total Taiwan                                                     723,886
                                                                      ----------
XXXIII. THAILAND (0.0%)

      * Banpu Public Co. Ltd. Wts. (Exp. 01/14/03)          60,000            --
                                                                      ----------
XXXIV.  TURKEY (0.3%)

      * Finansbank                                      13,837,500        29,108
      * T. Sise Cam                                     37,600,000       350,280
      * Turkiye Garanti Bankasi AS                       9,584,000        82,084
      * Vestel Electronik Sanayai                          400,000        73,626
                                                                      ----------
        Total Turkey                                                     535,098
                                                                      ----------
XXXV.   UNITED KINGDOM (17.4%)

*       Allied Domecq Plc                                  170,000       847,033
        Astrazeneca Group Plc                               45,500     2,384,111
        Barclays Bank                                       90,000     2,490,977
        BP Amoco Plc                                       340,000     3,026,194
        BP Amoco Plc ADR                                    10,000       530,000
        British Telecom                                    120,000     1,261,456
        Cadbury Schweppes Plc                              115,000       680,110
        CGNU Plc                                            61,800       877,164

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                          ------       -----
        UNITED KINGDOM - CONTINUED

        Electrocomponents Plc                            105,000    $  1,129,389
        Kingfisher Plc                                    35,000         228,724
        Logica Plc                                        25,000         822,416
        Marconi Electronics Systems                       45,000         615,426
        Marks & Spencer                                   80,000         240,108
        National Grid Group Plc                           70,000         600,788
        Reuters Group Plc                                 70,000       1,326,806
        Rolls-Royce                                      200,000         504,168
        Royal Bank of Scotland Group                      70,000       1,477,909
      * Royal Bank of Scotland Group Plc                  70,000          84,090
        Sage Group                                       100,000         745,164
        Smithkline Beecham Plc                            95,000       1,301,339
        Spirent Plc                                      150,000       1,485,892
        Vodafone Group Plc                               867,133       3,237,192
        WPP Group                                         55,000         658,672
                                                                    ------------

        Total United Kingdom                                          26,555,128
                                                                    ------------
        TOTAL INVESTMENTS (97.0%)
        (IDENTIFIED COST $136,095,119)                               148,365,471
                                                                    ------------
        OTHER ASSETS LESS LIABILITIES (3.0%)                           4,564,823
                                                                    ------------

        NET ASSETS (100.0%)                                         $152,930,294
                                                                    ============

----------
     ADR - American depositary receipt.
     GDR - Global depositary receipt.

*    Non-income producing security.

** Exempt from registraion under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2000, these securities were valued at $309,628 or 0.2% of Net Assets.

#    Fair value, using procedure approved by Board of  Trustees/Directors  (Note
     1).

+    De-listed / bankrupt security; value by management (Note 1).

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Percent of
INDUSTRY                                                              Net Assets
--------                                                              ----------
Advertising                                                               1.1%
Aerospace\Defense                                                         0.3
Airline                                                                   0.7
Automobile                                                                3.2
Banking                                                                  12.7
Beverages and Tobacco                                                     0.6
Broadcasting and Publishing                                               2.7
Building Materials & Components                                           0.8
Business Services                                                         2.1
Chemicals                                                                 1.9
Computers                                                                 1.6
Construction and Housing                                                  0.1
Cosmetics\Personal Care                                                   0.4
Electrical and Electronics                                                4.8
Electronic Components                                                     1.8
Energy                                                                    2.8
Finance\Financial Services                                                2.7
Food and Housing Products                                                 2.9
Health                                                                    5.7
Insurance                                                                 4.5
Lodging                                                                   0.3
Machinery                                                                 0.6
Mining                                                                    0.8
Oil & Gas Producers                                                       7.9
Other Industries                                                          2.3
Paper                                                                     0.1
Real Estate                                                               0.7
Retail                                                                    3.1
Semiconductors                                                            2.2
Software                                                                  2.6
Steel                                                                     0.3
Telecommunications                                                       22.8
Transportation                                                            0.0 *
                                                                        -----
Total Investments                                                        97.1
Other Assets less Liabilities                                             2.9
                                                                        -----

NET ASSETS                                                              100.0%
                                                                        =====
----------
* Less than 0.1%.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $136,095,119)                                                                 $ 148,365,471
Foreign currency, at value
  (Identified cost $1,084,872)                                                                       1,065,939
Cash                                                                                                 3,310,649
Receivables:
  Dividend, interest and recoverable foreign taxes receivable                                     $    309,053
  Unrealized gain on forward currency contracts open (Note 5)                        169,989           479,042
                                                                                ------------
Prepaid expenses                                                                                         8,042
                                                                                                 -------------

    Total assets                                                                                   153,229,143
                                                                                                 -------------
LIABILITIES

Payables:
Advisory fees (Note 3)                                                              133,897
Fund shares redeemed                                                                 10,000           143,897
Accrued expenses                                                                                      154,952
                                                                               ------------     -------------
    Total liabilities                                                                                 298,849
                                                                                                -------------
Net assets (equivalent to $6.69 per share of $.0001 par value capital stock, representing the offering and redemption price for 22,875,396 shares
 outstanding, 100,000,000 shares authorized)                                                    $ 152,930,294
                                                                                                =============
Net assets consist of:
  Capital paid in                                                                               $ 127,447,275
  Accumulated net investment loss                                                                    (410,607)
  Accumulated net realized gain on investments
  and foreign currency transactions                                                                13,487,505
  Unrealized appreciation on:
  Investments                                                                  $ 12,270,352
  Foreign currency                                                                  135,769        12,406,121
                                                                               ------------     -------------

                                                                                                $ 152,930,294
                                                                                                =============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $243,511)                                                               $  2,061,723
  Interest                                                                          175,478
                                                                               ------------

       Total income                                                               2,237,201
                                                                               ------------
EXPENSES
  Advisory fees (See note 3)                                    $1,564,553
  Custodian fees                                                   470,346
  Audit fees                                                        64,499
  Transfer agent fees                                               41,660
  Administrative fees (See Note 3)                                  32,501
  Director fees and expenses (See Note 3)                           21,474
  Legal fees                                                        14,410
  Registration expense                                               6,498
  Insurance expense                                                  6,344
  Report to shareholders                                             3,430
  Miscellaneous expenses                                            23,270
                                                                ----------
       Total expenses                                                             2,248,985
                                                                               ------------

       Net investment loss                                                          (11,784)
                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain on investments                                               16,686,346
  Net unrealized depreciation on investments                                     (5,855,998)
                                                                               ------------

       Net gain on investments                                                   10,830,348
                                                                               ------------

  Net realized loss on foreign currency                                          (3,323,775)
  Net unrealized appreciation on foreign currency
    and foreign currency denominated assets and liabilities                         217,441
                                                                               ------------

       Net loss on foreign currency                                              (3,106,334)
                                                                               ------------

       Net gain on investments and foreign currency                               7,724,014
                                                                               ------------

  Net increase in net assets resulting from operations                         $  7,712,230
                                                                               ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              For the Year Ended      For the Year Ended
INCREASE (DECREASE) IN NET ASSETS                             September 30, 2000      September 30, 1999
                                                              ------------------      ------------------
Operations:
  Net investment income (loss)                                  $     (11,784)           $     441,744
  Net realized gain on investments                                 16,686,346               13,815,115
  Net unrealized gain (loss) on investments                        (5,855,998)              13,252,766
  Net realized loss on foreign currency                            (3,323,775)                (303,129)
  Net unrealized gain on foreign currency and
   foreign currency denominated assets and liabilities                217,441                  360,749
                                                                -------------            -------------

  Net increase resulting from operations                            7,712,230               27,567,245
                                                                -------------            -------------
Distributions to shareholders:
  From net investment income                                         (369,422)              (1,091,609)
  From net realized gain                                          (13,278,658)              (8,369,002)
                                                                -------------            -------------

  Total distributions                                             (13,648,080)              (9,460,611)
                                                                -------------            -------------
Fund share transactions:
  Proceeds from shares sold                                        31,395,084               29,963,681
  Net asset value of shares issued on
    reinvestment of distributions                                  11,379,052                7,833,513
  Cost of shares redeemed                                         (23,380,008)             (24,728,906)
                                                                -------------            -------------

  Net increase resulting from Fund share transactions              19,394,128               13,068,288
                                                                -------------            -------------

  Net increase                                                     13,458,278               31,174,922

NET ASSETS
  Beginning of year                                               139,472,016              108,297,094
                                                                -------------            -------------
  End of year (including accumulated net investment
    income of $0 and $145,802, respectively)                    $ 152,930,294            $ 139,472,016
                                                                =============            =============

NUMBER OF FUND SHARES
  Sold                                                              4,205,279                4,475,867
  Issued on reinvestment of distributions                           1,587,037                1,261,435
  Redeemed                                                         (3,164,349)              (3,786,693)
                                                                -------------            -------------

  Net increase                                                      2,627,967                1,950,609
                                                                =============            =============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                            For the Year Ended September 30,
                                             --------------------------------------------------------------
                                               2000          1999         1998           1997        1996
                                             -------       -------      ---------      -------      -------
Net Asset Value, Beginning of Year           $  6.89       $  5.92      $    6.91      $  6.05      $  6.00
                                             -------       -------      ---------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                        0.001(2)       0.02(1)        0.09(1)      0.04(1)      0.05

  Net Realized/Unrealized Gain (Loss) on
  Securities and Foreign Currency               0.47          1.47          (0.81)        1.23         0.37
                                             -------       -------      ---------      -------      -------

Total from Investment Operations                0.47          1.49          (0.72)        1.27         0.42
                                             -------       -------      ---------      -------      -------
LESS DISTRIBUTIONS:
  Net Investment Income                        (0.02)        (0.06)         (0.13)       (0.05)       (0.06)
  Net Realized Gain                            (0.65)        (0.46)         (0.14)       (0.36)       (0.31)
                                             -------       -------      ---------      -------      -------

Total Distributions                            (0.67)        (0.52)         (0.27)       (0.41)       (0.37)
                                             -------       -------      ---------      -------      -------

Net Asset Value, End of Year                 $  6.69       $  6.89      $    5.92      $  6.91      $  6.05
                                             =======       =======      =========      =======      =======

TOTAL RETURN                                    6.10%        26.13%       -10.61%        22.22%        7.33%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (millions)         $152.9        $139.5       $ 108.3        $139.2       $100.4

  Ratio of Expenses to Average Net Assets:
    Before Expenses Paid Indirectly             1.37%         1.49%          1.44%        1.44%        1.54%
    After Expenses Paid Indirectly              1.37%         1.49%          1.41%        1.44%        1.54%

  Ratio of Net Investment Income to
    Average Net Assets                         (0.01%)        0.37%          0.49%        0.79%        0.78%

  Portfolio Turnover Rate                        101%           85%            78%          67%         103%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences.
2.   Amount represents less than $0.01 per share.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gain and net foreign currency gain realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incur between November 1st and the end of its fiscal year. The Fund has incurred capital losses of $361,051and will elect to defer such losses.

At the end of each year, capital paid in, accumulated net investment loss and accumulated net realized gain on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment loss and accumulated net realized gain on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2000, purchases and sales of securities,  other
than  short-term   investments,   aggregated   $164,291,884  and   $160,605,323,
respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 - CONTINUED

As approved by the Board of Directors, the Fund has entered Into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the year ended September 30, 2000.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at September 30, 2000, based on a cost of $136,447,626 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                       $ 24,707,973
     Gross unrealized depreciation                        (12,790,128)
                                                          -----------
     Net unrealized appreciation                         $ 11,917,845
                                                         ============

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2000 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized loss on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 2000 are as follows:

                                                                 Unrealized
     Currency                 Currency          Delivery        Appreciation
    Receivable               Deliverable          Date         (Depreciation)
    ----------               -----------          ----         --------------

    $2,257,647    SEK         20,075,000        10/19/00          $169,989
                                                                  --------

               Net Unrealized Appreciation                        $169,989
                                                                  ========

     CURRENCY LEGEND:

       SEK   - Swedish Krona

                                  (UNAUDITED)
                CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT
                      OCTOBER 1, 1990 - SEPTEMBER 30, 2000

            BB&K Int'l      MSCI EAFE                           MSCI AC World
           Equity Fund   (Local Currency)    MSCI EAFE (US$)   Free ex-USA (US$)
           -----------   ----------------    ---------------   -----------------
Sep-90        10,000           10,000             10,000            10,000
Sep-91        11,118           12,344             12,189            12,254
Sep-92        9,445            10,463             11,322            11,509
Sep-93        11,026           13,607             14,305            14,585
Sep-94        11,883           14,063             15,711            16,460
Sep-95        12,136           14,417             16,621            17,038
Sep-96        13,026           16,716             18,052            18,521
Sep-97        15,920           20,367             20,251            21,018
Sep-98        14,231           18,717             18,563            18,255
Sep-99        17,950           24,309             24,308            24,355
Sep-00        19,045           28,069             25,081            25,552

                          AVERAGE ANNUAL TOTAL RETURN *
          1 Year                    5 Year                    10 Year
          ------                    ------                    -------
           6.10%                     9.43%                      6.65%

This graph (as mandated by the Securities and Exchange Commission) shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1990. We compare this investment to the growth in the MSCI EAFE (Europe, Australia and Far East) and MSCI
All-Country World Free ex-USA stock indexes over the same time period. Both indexes measure the performance of the international equity markets; the All-Country World includes markets that are not a part of EAFE. The EAFE index is given in both U.S. dollar and local currency terms. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $19,045 over the ten-year period ended September 30, 2000.


* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL FUND GROUP, INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Fund Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Bond Fund, and Bailard, Biehl & Kaiser International Equity Fund (constituting The Bailard, Biehl & Kaiser International Fund Group, Inc., hereafter referred to as the "Fund") at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
November 22, 2000

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 2000, the International Equity Fund earned foreign source income of $2,305,234 and the Fund incurred foreign taxes of $243,511, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2000.

In accordance with the Code, during the fiscal year ended September 30, 2000, the International Equity Fund declared long-term capital gain distribution in the amount of $9,869,930.

The following information is available by request at no charge.

STOCKHOLDER REPORTS:

Additional information about the Fund's investments and performance is available in the Funds' Semi-Annual, and Annual Reports to stockholders. The Annual Report discusses the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides further detail about the Funds' investment policies, risks and operations. It is incorporation by reference into this propectus, and is legally a part of this prospectus.

To request this information or make any additional inquiries please contact us at:

BB&K Fund Services, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404-2131
Toll free (800) 882-8383
info@bailard.com

Information about the Funds may be reviewed and copied at the Securities and Exchange Commission's (SEC) public regerence room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090, or sending an email to: publicinfo@sec.gov. Reports and other information about the Fund are also available at the SEC Internet site at http://www.sec.gov. Copies of this information may also be obtained by writing and paying a duplicating fee to: Public Reference Section, Securities and Exchange Commission, Washington DC, 20549-0102.

SEC File Number: 811-06146

Bailard, Biehl & Kaiser International Equity Fund
Ticker: BBIEX

Bailard, Biehl & Kaiser International Bond Fund
Ticker: BBIFX